CELEBRATING 25 YEARS

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COLONIAL BANCGROUP

Exhibit 99.1

Colonial BancGroup

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Forward Looking Statements
The following should be read in conjunction with the financial statements, notes and other information contained in Colonial’s 2006 Annual Report on Form
10-K, and Current Reports on Form 8-K.  All 2007 interim amounts have not been audited, and the results of operations for the interim period herein are not necessarily indicative of the results of operations to be expected for the full year.
This presentation includes “forward-looking statements” within the meaning of the federal securities laws. Words such as “believes,” “estimates,” “plans,”
“expects,” “should,” “may,” “might,” “outlook,” “potential” and “anticipates,” the negative of these terms and similar expressions, as they relate to
BancGroup (including its subsidiaries or its management), are intended to identify forward-looking statements. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by such statements. In addition to factors mentioned elsewhere in this presentation or previously disclosed in BancGroup’s SEC reports (accessible on the SEC’s website at www.sec.gov or on BancGroup’s website at www.colonialbank.com), the following factors, among others, could cause actual results to differ materially from forward-looking statements and future results could differ materially from historical performance. These factors are not exclusive:
• deposit attrition, customer loss, or revenue loss in the ordinary course of business;
• increases in competitive pressure in the banking industry and from non-banks;
• costs or difficulties related to the integration of the businesses of BancGroup and institutions it acquires are greater than expected;
• the inability of BancGroup to realize elements of its strategic plans for 2007 and beyond;
• changes in the interest rate environment which expand or reduce margins or adversely affect critical estimates as applied and projected returns on investments;
• economic conditions affecting real estate values and transactions in BancGroup’s market and/or general economic conditions, either nationally or regionally, that are less favorable then expected;
• natural disasters in BancGroup’s primary market areas which result in prolonged business disruption or materially impair the value of collateral securing loans;
• management’s assumptions and estimates underlying critical accounting policies prove to be inadequate or materially incorrect or are not borne out by subsequent events;
• the impact of recent and future federal and state regulatory changes;
• current or future litigation, regulatory investigations, proceedings or inquiries;
• strategies to manage interest rate risk may yield results other than those anticipated;
• changes which may occur in the regulatory environment;
• a significant rate of inflation (deflation);
• unanticipated litigation or claims;
• acts of terrorism or war; and
• changes in the securities markets.
Many of these factors are beyond BancGroup’s control. The reader is cautioned not to place undue reliance on any forward looking statements made by or on behalf of BancGroup. Any such statement speaks only as of the date the statement was made or as of such date that may be referenced within the statement. BancGroup does not undertake any obligation to update or revise any forward-looking statements.

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$23.8 Billion in assets with 321 Branches at 6/30/2007
Top 30
*
U.S. Commercial Bank
Proven Community Banking Philosophy with Regional Bank
Management and Local Boards of Directors
Top 5* Market Share in 84% of Deposit Franchise
Consistent Earnings Per Share Growth – 5 year CAGR 10%
Forbes
Platinum 400 List of Best Large Companies in America
Overview
*Source:  SNL Financial

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73%
1
of Colonial’s Deposits are in four states where the population is expected to grow twice as fast as the rest of the U.S.* - Florida,
Georgia, Nevada  and Texas
Branches, Assets and Deposits by State at 6/30/07 are as follows:
In the Right Places
$23.8 Billion in Assets $17.1 Billion in Deposits 321 Branches
1 At 6/30/07
*Projected Population change from 2006-2011
Source: US Census Bureau
FL 60%
AL 24%
TX 4%
GA 5%
NV 4%
Corp 3%
NV 4%
TX 7%
Corp 4%
FL 62%
GA 6%
AL 17%
NV 15
TX 15
FL 182
GA 19
AL  90

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Superior Projected Population Growth
Source: SNL Financial
Deposit data as of 6/30/06
Population growth deposit weighted by county
2006 - 2011 Population Growth
Colonial BancGroup 11.92%
SunTrust Banks 10.50
South Financial Group 9.90
Compass Bancshares 9.88
Synovus Financial Corp. 8.99
Wachovia Corporation 8.61
BB&T Corporation 7.94
Whitney Holding Corporation 7.38
Bank of America Corporation 6.79
Regions Financial Corporation 6.69
Trustmark Corporation 5.21
BancorpSouth 4.80
First Horizon National Corporation 4.42
Fifth Third Bancorp 4.30
Median 7.66%
Low 4.30
High 11.92
Total U.S. 6.66

Operate from a regional bank concept:
• Alabama/Northwest Florida
• Georgia (Atlanta/Columbus/Macon/Warner Robins)
• Central Florida (Greater Orlando)
• Palm Beach/Broward Counties, Florida
• Dade County, Florida (Miami)
• West Coast Florida (Tampa/Naples)
• Texas (Dallas/Austin)
• Nevada (Las Vegas/Reno)
2 CEO’s in most regions – one lending CEO and one retail CEO
All regional CEO’s report to BancGroup CEO
Heightens emphasis for both retail and loan growth
Allows CEO’s to maximize their particular expertise in lending or retail
Each region has a local board of directors
Unique Organizational Structure

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7 Credit

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No Change – Same Proven Credit Process
Strong Credit culture with proven Policies and Underwriting
We predominantly lend within our core competency
We have the real estate expertise and market knowledge
We focus on lending to individuals and companies we know
We avoid “speculative” projects
We ensure strong guarantor support on our loans
We have a rigorous appraisal review process
Active involvement by CEO and CCO in all loan committees
Low individual lending authorities with multi-tiered committees
Experienced regional managers and director involvement on committees
Superior Portfolio Risk Management process
Experienced team
Limits by product and MSA
Aggressive workout strategies
Long term history of superior credit quality through many cycles

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Credit Quality – YTD 2007 Update
Credit quality is strong and within expectations
Quality Residential RE portfolio – no sub prime; no stated income; no exotic products
Year to date annualized net charge-off ratio was 0.13% of average loans
Allowance for loan losses was 1.15% of total loans, compared to 1.13%
at 12/31/06
Allowance was 391% of nonperforming assets at 6/30/07
Allowance would be sufficient to cover charge-offs for 9.12 years at YTD annualized levels

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1.25%
0.85%
0.78%
0.84%
0.71%
0.60%
0.55%
0.54%
0.64%
0.78%
0.65%
0.29% 0.21% 0.29%
0.16%
4.09%
1.13%
0.94%
0.90%
0.86%
1.06%
1.41% 1.41%
1.03%
0.63%
0.47%
0.49%
0.57%
1.48%
2.23%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
2.50%
2.75%
3.00%
3.25%
3.50%
3.75%
4.00%
4.25%
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 6/30/07
CBG
FDIC - Commercial Banks with Assets > $10 Billion
(as originally reported)
NPAs Consistently Below Industry

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Net Charge-Offs/Average Loans
(as originally reported)
1 Annualized
YTD
2007
0.33%
0.09%
0.13%
0.18%
0.23%
0.26%
0.21% 0.21%
0.28%
0.29%
0.31%
0.19%
0.14%
0.12%
0.13% 1
1.02%
0.57%
0.46%
0.52%
0.58%
0.65%
0.66%
0.75%
1.06%
1.04%
0.73%
0.68%
0.47%
0.58%
1.32%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
1.00%
1.10%
1.20%
1.30%
1.40%
1.50%
'93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 June
Colonial BancGroup
FDIC - Commercial Banks with Assets > $10 Billion

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We do not
sacrifice credit quality for loan growth
May have missed income opportunities but have avoided significant problems
We have limited our risk
Moratorium on high rise condos in Miami and the Panhandle of Florida initiated several years ago
Slowed growth in other residential construction loans last year
No sub-prime lending, no stated income or exotic mortgage products
Loan to value ratios of 64.6% on average for Construction and CRE
Diversified Construction and CRE portfolio by type and geographic location
We have long term relationships with experienced customers
Loan customers have strong balance sheets allowing them to enter this slower environment with financial strength
Personal guarantees are required so borrowers have more on the line
We are in strong growth markets
While there is a residential slowdown which may continue for a while, population and job growth will allow for faster recovery in our markets versus other parts of the US
CRE and other business lines are performing well and there are still areas of strength in residential lending
We strengthened reserve and capital to absorb potential future losses
We pro-actively seek early exit plans when problems are identified
What Gives Us Comfort in Today’s Market

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Mortgage Warehouse Lending
Provides short term bridge funding to mortgage companies which is secured by mortgages made to individuals with FICO scores
averaging over 700
Investors such as Fannie Mae, Freddie Mac, Ginnie Mae and money center financial institutions have committed to purchase the mortgages collateralizing the MW assets
• Colonial closely monitors the aging of the fundings
• Colonial is repaid directly by the investors in less than 30 days on average
Colonial controls the collateral files which include the underlying mortgage legal documents for over 98% of the outstanding mortgage warehouse assets
Investor requests to our customers to repurchase loans have not trended up
No credit or other loss from this line of business since the initiation of the unit in 1998

14 Financial Highlights

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1Q07 2Q07
$1.06
$1.26
$1.16
$1.31
$1.52
$1.72
2001 2002 2003 2004 2005 2006
(diluted)
Consistent Earnings Per Share Growth
5 Year CAGR = 10%
2001 - 2006
19%
(8)%
13%
16%
13%
1 Excluding restructuring charges
$0.24
$0.41
1
$0.43
$0.44
1

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2Q07 Highlights
EPS of $0.43, $0.44 excluding restructuring charges
Net interest margin expanded 20 basis points to 3.66% from the first quarter of 2007
Core noninterest income increased 18% over the same quarter of the prior year
Continued excellent credit quality
Improved efficiency ratio of 56.20%
Successful acquisition and integration of Commercial Bankshares, Inc.
Announced the acquisition of Citrus & Chemical Bancorporation;
expected to close in December 2007

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$422
$455
$495
$567
$709
$755
$180
$190
2001 2002 2003 2004 2005 2006 1Q07 2Q07
Net Interest Income
($ in millions)
8%
9%
15%
25%
3 Year CAGR = 15%
2003 - 2006
79%
6%
3.57%     3.55%     3.38%     3.52%     3.75%     3.71%    3.46%    3.66%
Net Interest
Margin
6%

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Net interest margin is expected to approximate 3.60% for 2007; 3.66%
2Q07; 3.46% 1Q07
Interest rate risk position has been managed to a relatively neutral position
Opportunistically acquired high quality securities during 3Q07
Actively managing the cost of funding
• Prepaid $170 million of trust preferred debt
• Average deposits grew 6% annualized, excluding the acquisition, over the 1Q07, yet the cost of deposits increased by only 1 basis point
Sold low yielding loans and securities in the 1Q07 and 2Q07
Effective Net Interest Income Management

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2.30%
2.37%
2.42% 2.42%
2.34%
2.36%
2.32%
2002 2003 2004 2005 2006 YTD 06 YTD 07
Strong Growth in Noninterest Income
and Controlled Expenses
$107
$141
$146
$176
$182
$86
$99
2002 2003 2004 2005 2006 YTD 06 YTD 07
Core Noninterest Income
1
Growth
Core Noninterest Expense
2
to
Average Assets
1
Excluded from noninterest income are securities and derivatives gains (losses), securities restructuring charges, gain on sale of Goldleaf, merchant services, branches and mortgage loans and changes in fair value of swap derivatives
2
Excluded from noninterest expense are net losses related to the early extinguishment of debt, severance expense and merger related expenses
-2%
15%

20 Retail Banking

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Noninterest Income Growth Goal
Retail Banking Fees up 14%*
• Focus on household checking account growth
• Increase debit card penetration in consumer and business banking households
Financial Planning Services Revenue up 16%*
• Increased number of Financial Consultants and Licensed Bankers
• Diversification of revenue
• Enhanced sales management through additional resources
Treasury Management Services Revenue up 28%*
• Express Deposit (Remote Deposit Capture Product)
• New Title Company Checking Account
• Focus on Public Funds acquisition
25% of revenue from fee-based services
Retail Banking
*2Q07 compared to 2Q06

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Lines of Business Highlight
Association Services
Providing depository services to more than 6,000 community associations through lockbox service and deposit and loan products
$228
$323
$410
$471
2004 2005 2006 June 2007
Deposits
($ in millions)
434,267
591,046
706,071
754,452
2004 2005 2006 June 2007
Units Served
30%*
14%*
*Annualized

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Leveraging Lines of Business
Retail Banking
Aligned our products/services, sales tracking and compensation plans with measurable results that deliver growth in fee income
Continue positive momentum toward achieving 25% of total revenue in fee-based services
Unite the Colonial franchise in all markets under one consistent brand message, encompassing all lines of business, and maximizing the marketing and advertising investment across the diverse markets
Continue to maximize strategic multi-channel marketing initiatives to expand cross-sell opportunities and increase products and services per household

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Why Invest in Colonial BancGroup?
In the Right Locations for Continued Success
Conservative Lending Philosophy
• Excellent credit quality
Opportunity to Improve
• Our goal is to have 25% of our revenue from fee based services
Experienced and Strong Management Team
• Delivered strong shareholder returns: 2001-2006
17 Years of Increased Dividends: $0.75* for 2007, a 10% increase over
2006
*Estimated
Total Annualized
1 Year 11% 11%
2 Year 28% 13%
3 Year 62% 17%
5 Year 115% 17%

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$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
$.68
$.75*
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
17 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
10%

26 Supplemental Information

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EPS Reconciliation
% Change
2Q07 1Q07 2Q06 1Q07 2Q06
Diluted earnings per share - GAAP 0.43 $  0.24 $  0.43 $  79% 0%
Impact of restructuring charges:
Loss on securities portfolio -       0.23     -
Loss on extinguishment of debt 0.02     0.03     -
0.02     0.26     -
Income tax benefit (0.01)    (0.09)    -
After tax restructuring charge 0.01     0.17     -
Diluted earnings per share, excluding
restructuring charges 0.44 $  0.41 $  0.43 $  7% 2%

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Loan Portfolio and Earning Assets
Distribution
(as of June 30, 2007)
Real Estate
Construction
42%
Commercial
Real Estate
20%
Residential Real
Estate
16%
Owner
Occupied
10%
Commercial
9%
Consumer and
Other
3%
Loans
Loans
72%
Securities
12%
Loans Held for
Sale
9%
Short Term
Investments
7%
Average Earning Assets
1
1 Securities purchased under agreement to resell and interest bearing deposits
(for 2Q07)

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Office
22%
Multi-Family
9%
Other
9%
Storage Buildings
14%
Retail
25%
Healthcare
6%
Farm
2%
Industrial
2%
Church/School
4%
Lodging
6%
Recreation
1%
Commercial Real Estate
Loan Portfolio Distribution
33% Owner Occupied
Average loan size = $673 thousand
Characteristics of 75 largest loans:
• Total $699 million and represent
15.1% of CRE portfolio
• Low loan to value ratio is 67.8%
• Average debt coverage ratio = 1.43x
(as of June 30, 2007)

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Construction Loan Portfolio Distribution
(as of June 30, 2007)
Average loan size = $909 thousand
Characteristics of 75 largest loans:
• Total $1.4 billion and represent
21.7% of construction portfolio
• Average loan to value ratio is 63.8%
Residential Land
4%
Commercial Land
20%
Condominium
7%
Residential Home
Construction
14%
Storage
Buildings
2%
Residential
Development
28%
Office
4%
Multi-Family
4%
Commercial
Development
7%
Other
5%
Retail
5%

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Diversified CRE/Construction Loan Portfolio
(as of June 30, 2007)
Property Type Total Exposure Central FL West Coast  FL South FL Panhandle FL Northern FL Alabama Georgia Texas Nevada Other
Retail 13.42% 1.29% 2.45% 2.86% 0.15% 0.31% 1.28% 0.86% 1.42% 1.03% 1.77%
Retail - other than gas stations 10.82% 1.14% 1.53% 2.35% 0.15% 0.11% 0.80% 0.65% 1.41% 0.94% 1.74%
Gas Station /Convenience Store 2.60% 0.15% 0.92% 0.51% 0.00% 0.20% 0.48% 0.21% 0.01% 0.09% 0.03%
Residential Development 15.14% 3.36% 1.67% 0.52% 0.84% 0.14% 1.57% 2.06% 3.93% 0.76% 0.29%
Builder Lot Inventory 1.96% 0.12% 0.26% 0.27% 0.18% 0.00% 0.21% 0.33% 0.56% 0.01% 0.02%
Commercial Development 4.48% 0.91% 0.99% 0.69% 0.00% 0.10% 0.09% 0.07% 0.47% 0.91% 0.25%
Commercial Lot Inventory 0.90% 0.14% 0.22% 0.24% 0.00% 0.00% 0.08% 0.11% 0.09% 0.00% 0.02%
Residential Homes (under construction) 11.75% 2.43% 1.28% 0.81% 0.27% 0.03% 2.13% 2.60% 1.15% 0.82% 0.23%
Multi-family 7.01% 0.59% 1.74% 1.35% 0.11% 0.03% 0.88% 0.25% 1.00% 0.13% 0.93%
Land Only 14.82% 2.89% 2.91% 1.36% 1.58% 0.07% 1.14% 0.63% 1.55% 1.32% 1.37%
Office 7.98% 1.03% 1.93% 2.08% 0.05% 0.06% 0.60% 0.52% 0.93% 0.37% 0.41%
Office - non-medical 6.86% 0.80% 1.77% 2.03% 0.05% 0.06% 0.54% 0.47% 0.50% 0.34% 0.30%
Office - Medical 1.12% 0.23% 0.16% 0.05% 0.00% 0.00% 0.06% 0.05% 0.43% 0.03% 0.11%
Condominium Bldgs - Construction 5.53% 1.57% 1.49% 0.60% 0.58% 0.03% 0.15% 0.27% 0.20% 0.31% 0.33%
Storage Buildings 4.99% 0.79% 1.00% 1.64% 0.02% 0.04% 0.54% 0.19% 0.09% 0.61% 0.07%
Storage with Office 2.85% 0.52% 0.68% 0.92% 0.02% 0.03% 0.23% 0.15% 0.06% 0.24% 0.00%
Storage - General 1.38% 0.18% 0.19% 0.69% 0.00% 0.00% 0.22% 0.01% 0.02% 0.04% 0.03%
Mini-Storage 0.76% 0.09% 0.13% 0.03% 0.00% 0.01% 0.09% 0.03% 0.01% 0.33% 0.04%
Healthcare - Living Facility 2.87% 0.12% 0.20% 0.02% 0.05% 0.04% 0.84% 0.26% 0.50% 0.00% 0.84%
Skilled Nursing Facility 1.75% 0.12% 0.13% 0.00% 0.05% 0.00% 0.80% 0.14% 0.17% 0.00% 0.34%
Assisted Living Facility 1.12% 0.00% 0.07% 0.02% 0.00% 0.04% 0.04% 0.12% 0.33% 0.00% 0.50%
Other Healthcare (hospitals, clinics, etc.) 1.19% 0.11% 0.09% 0.01% 0.00% 0.01% 0.04% 0.00% 0.86% 0.01% 0.06%
Lodging 3.87% 0.31% 0.71% 0.20% 0.00% 0.05% 0.45% 0.64% 0.62% 0.10% 0.79%
Recreation 0.15% 0.04% 0.07% 0.00% 0.00% 0.00% 0.04% 0.00% 0.00% 0.00% 0.00%
Industrial 0.78% 0.06% 0.18% 0.08% 0.00% 0.00% 0.05% 0.04% 0.02% 0.07% 0.28%
Farm 0.55% 0.07% 0.05% 0.22% 0.00% 0.02% 0.08% 0.00% 0.05% 0.00% 0.06%
All Other Types 2.61% 0.27% 0.45% 0.84% 0.09% 0.12% 0.22% 0.44% 0.15% 0.01% 0.02%
Total 100.00% 16.10% 17.69% 13.79% 3.92% 1.05% 10.39% 9.27% 13.59% 6.46% 7.74%
The overall LTV for this group of properties is 64.6%.
Commercial Real Estate Exposures by Geographic Location
Expressed as a Percentage of Commercial Real Estate Portfolio
Includes Commercial Real Estate and Construction Loan Exposures
(Principal Balances and Amounts Available To Be Drawn)

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Credit Process
No individual has more than a $100,000 unsecured lending limit.
Weekly $100,000 - $500,000 Officers Loan Committee
Bi-weekly $500,000 - $2 million Directors Loan Committee
Bi-weekly $2 – 20 million State Loan Committee
Bi-weekly Over $20 million Senior Loan Committee
Meeting Lending Authority Committee

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Summary of Loan Loss Experience
2003 – 2Q07
1 Annualized
2 Reserve/YTD Net Charge-offs Annualized
2Q07 2006 2005 2004 2003
Reserve Ratio to Net Loans 1.15% 1.13% 1.15% 1.16% 1.20%
Reserve ($ in 000's) $178,274 $174,850 $171,051 $148,802 $138,549
Coverage of Nonperforming Assets 391% 695% 536% 402% 184%
YTD Net Charge-off Ratio to Average Loans 0.13%
1
0.12% 0.14% 0.19% 0.31%
YTD Net Charge-offs ($ in 000's) $9,775 $18,343 $19,211 $23,598 $35,471
Years of Net Charge-offs in Reserve 9.12
2
9.53 8.90 6.31 3.91
Nonperforming Assets $45,552 $25,149 $31,931 $37,039 $75,440
Ratio of Nonperforming Assets to Net Loans 0.29% 0.16% 0.21% 0.29% 0.65%

Past Due Loans
1.35%
1.39%
1.16%
0.90%
0.48% 0.48%
0.45%
0.67%
0.99%
1.55%
1.75%
1.58%
1.46%
1.22%
1.29%
1.41%
1.33%
1.35%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%
1.60%
1.80%
2.00%
Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Mar-07 Jun-07
Colonial
FDIC - Commercial Banks with Assets > $10 billion